(1) Includes acquisition-related expenses incurred to date associated with our announced acquisitions. (2) The Other segment includes the results of our principal capital and private equity activities as well as certain corporate overhead costs of RJF, including the interest costs on our public debt, and the acquisition and integration costs associated with certain acquisitions (including expenses incurred to-date associated with our announced acquisitions). CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited – in 000s, Except per Share Amounts) CONSOLIDATED RESULTS BY SEGMENT (unaudited – in 000s) Revenues: Private Client Group $ 903,223 $ 894,727 $ 2,660,687 $ 2,617,604 Capital Markets 256,734 237,680 727,508 711,775 Asset Management 100,954 98,899 298,034 292,551 Raymond James Bank 132,747 107,244 376,785 315,590 Other (2) 17,170 28,890 31,442 56,462 Intersegment eliminations (24,135) (18,727) (65,319) (52,801) Total revenues $ 1,386,693 $ 1,348,713 $ 4,029,137 $ 3,941,181 Pre-tax income (loss) (excluding noncontrolling interests): Private Client Group $ 81,911 $ 86,363 $ 234,283 $ 254,527 Capital Markets 32,769 18,287 86,024 66,788 Asset Management 32,507 31,554 96,996 102,445 Raymond James Bank 88,930 78,008 239,929 213,628 Other (2) (38,352) (6,082) (93,011) (46,030) Pre-tax income (excluding noncontrolling interests) $ 197,765 $ 208,130 $ 564,221 $ 591,358 Three Months Ended Nine Months Ended June 30, 2016 June 30, 2015 June 30, 2016 June 30, 2015 Revenues: Securities commissions and fees $ 871,764 $ 874,606 $ 2,574,756 $ 2,568,829 Investment banking 72,714 76,988 198,971 228,766 Investment advisory and related administrative fees 96,156 96,235 288,574 286,012 Interest 163,810 137,147 467,848 403,669 Account and service fees 129,334 113,866 373,685 336,990 Net trading profit 29,795 16,216 66,379 42,157 Other 23,120 33,655 58,924 74,758 Total revenues 1,386,693 1,348,713 4,029,137 3,941,181 Interest expense (28,211) (27,724) (84,644) (81,954) Net revenues 1,358,482 1,320,989 3,944,493 3,859,227 Non-interest expenses: Compensation, commissions and benefits 908,899 901,342 2,663,254 2,621,830 Communications and information processing 71,717 69,267 212,337 196,014 Occupancy and equipment costs 40,825 40,269 123,505 121,100 Clearance and floor brokerage 10,214 9,648 30,727 32,734 Business development 36,488 40,127 112,529 119,607 Investment sub-advisory fees 15,030 15,293 43,866 44,535 Bank loan loss provision 3,452 (3,009) 26,991 10,293 Acquisition-related expenses 13,445 - 21,332 - Other 66,962 46,757 166,123 137,537 Total non-interest expenses 1,167,032 1,119,694 3,400,664 3,283,650 Income including noncontrolling interests and before provision for income taxes 191,450 201,295 543,829 575,577 Provision for income taxes 72,261 74,935 206,541 218,404 Net income including noncontrolling interests 119,189 126,360 337,288 357,173 Net loss attributable to noncontrolling interests (6,315) (6,835) (20,392) (15,781) Net income attributable to Raymond James Financial, Inc. $ 125,504 $ 133,195 $ 357,680 $ 372,954 Net income per common share – diluted $ 0.87 $ 0.91 $ 2.47 $ 2.55 Weighted-average common and common equivalent shares outstanding – diluted 143,952 146,493 144,618 145,870 (1) (1) International Headquarters: The Raymond James Financial Center 880 Carillon Parkway // St. Petersburg, FL 33716 800.248.8863 // raymondjames.com ©2016 Raymond James Financial Raymond James® is a registered trademark of Raymond James Financial, Inc. 15-Fin-Rep-0017 KM 9/16 Stock Traded: NEW YORK STOCK EXCHANGE Stock Symbol: RJF corporate profile Raymond James Financial, Inc., (NYSE: RJF) is a leading diversified financial services company providing private client, capital markets, asset management, banking and other services to individuals, corporations and municipalities. Its three principal wholly owned broker/dealers, Raymond James & Associates, Raymond James Financial Services and Raymond James Ltd., have approximately 6,800 financial advisors serving in excess of 2.8 million client accounts in more than 2,800 locations throughout the United States, Canada and overseas. Total client assets are approximately $535 billion. Public since 1983, the firm has been listed on the New York Stock Exchange since 1986 under the symbol RJF. Additional information is available at raymondjames.com. 2016 T H I R D Q U A R T E R CHANGE GROWTH OPPORTUNITY HEADWINDS REGULATION EXPLORATION UNPREDICTABILITY INVESTING WISELY LIVING WELL MOBILITY 2 1 6

Dear Fellow Shareholders, As we write this letter, the S&P 500 index has recovered from its precipitous drop following the unexpected “Brexit” vote in June and is now hovering near all-time highs. While corporate earnings in the June quarter beat analysts’ estimates, adjusted earnings per share for the S&P 500 still posted annual declines for the fourth consecutive quarter. Meanwhile, global economic and political concerns as well as unprecedented support from central banks around the world have pushed high- quality government bond yields to record lows. Unfortunately, that financial stimulation has failed to engender much corporate growth. Given these crosscurrents, coupled with the seven-year bull market in the United States, the increasingly widespread apprehension among investors is justifiable. Despite this suboptimal backdrop, Raymond James generated record quarterly net revenues of $1.36 billion, increasing 3% over the prior year’s fiscal third quarter and 4% over the preceding quarter. All four of our core operating segments produced revenue growth during the quarter, and three of those segments – the Private Client Group, Asset Management and Raymond James Bank – achieved record quarterly revenues that were driven by organic growth. Quarterly net income of $125.5 million, or $0.87 per diluted share, declined 6% compared to the prior year’s fiscal third quarter and was essentially flat compared to the preceding quarter. Earnings were hampered during the quarter by $13.4 million of acquisition-related expenses as well as elevated legal and regulatory expenses largely related to historical anti-money laundering (AML) deficiencies, which will be discussed later in this letter. The annualized return on equity for the quarter was 10.7%, falling below our long- term target of 12%-15% but still reflecting an acceptable result given the lackluster market environment, the aforementioned expenses and our relatively conservative capital position. For the first three quarters of fiscal 2016, net revenues were $3.94 billion, up 2% over the same period in fiscal 2015 and representing a record start to our fiscal year. Net income of $357.7 million, or $2.47 per diluted share, declined 4%, which was primarily attributable to $21.3 million of acquisition-related expenses during the first nine months of the fiscal year. We also achieved many other records on June 30, including total balance sheet assets of $28.8 billion, shareholders’ equity of $4.7 billion, client assets under administration of $534.5 billion, total number of Private Client Group financial advisors of 6,834, financial assets under management of $71.7 billion and net loans at Raymond James Bank of $14.8 billion. These milestones are a testament to our firm’s steadfast commitment on serving clients and should bode well for future results. During the quarter, the Private Client Group (PCG) segment attained record quarterly net revenues of $900.5 million, increasing 1% compared to the prior year’s fiscal third quarter and 2% compared to the preceding quarter. Quarterly pre-tax income of $81.9 million was down 5% on a year-over-year basis and 2% sequentially. Revenues in the segment benefited from beginning the quarter with higher assets in fee-based accounts as well as higher account and service fees, which were both bolstered by excellent financial advisor retention and recruiting. However, the decline in PCG’s pre-tax income in the quarter was attributable to subdued transactional commissions and elevated legal and regulatory expenses. The strong net recruiting results enabled PCG to achieve a record 6,834 financial advisors, impressive increases of 327 over June 2015 and 69 over March 2016. Client assets under administration in the segment of $506 billion also reached a new record, growing 6% compared to last year’s June and 4% compared to the preceding March. These records are expected to be surpassed in the fourth quarter, as we are on target to close the acquisition of the US Private Client Services unit of Deutsche Bank Wealth Management in September. We are also excited about the pending 3Macs acquisition, which we are confident will be a high-quality addition to our Private Client Group in Canada. Quarterly net revenues in the Capital Markets segment of $251.6 million increased 8% over last year’s June quarter and 6% over the preceding quarter. Pre-tax income in the quarter of $32.8 million was up a substantial 79% over last year’s fiscal third quarter and 17% over the preceding quarter. The segment’s results in the quarter were lifted by record trading profits as well as an improvement in both institutional equity and fixed income commissions compared to the year-ago quarter. Trading profits and institutional commissions were aided by increased market volatility in June following the “Brexit” vote. After suffering from a dearth of equity underwriting activity over the past

12 months, we are cautiously optimistic about our investment banking pipelines, which should be helped by more stable commodity prices as well as our acquisition during the quarter of Mummert & Company, which enhances our M&A platform in Europe. The Asset Management segment generated record quarterly net revenues of $100.9 million, improving 2% over last year’s June quarter and 4% over the preceding March quarter. Quarterly pre-tax income in the segment was $32.5 million, up 3% on a year-over-year basis and 4% sequentially. Financial assets under management finished the quarter at $71.7 billion, a new record, lifted by increased managed account utilization in our Private Client Group segment in addition to market appreciation. Raymond James Bank’s quarterly net revenues of $126.6 million reached a new record, growing an impressive 22% over last year’s fiscal third quarter and 1% over the preceding quarter. Pre-tax income of $88.9 million for the quarter also represented a new record, rising 14% compared to the June 2015 quarter and 4% compared to the preceding March quarter. The bank’s record results were primarily attributable to attractive growth of its outstanding loan balances as well as the relatively consistent credit quality of the loan portfolio. Net loans in Raymond James Bank grew a noteworthy 23% over June 2015 to a record $14.8 billion, and the bank’s net interest margin was relatively resilient at 3.10% for the quarter. Total revenues in the “Other” segment, which consists primarily of private equity valuation gains, were $17.2 million, of which $7.4 million was attributable to noncontrolling interests. Pre-tax income in the segment was also impacted by the aforementioned $13.4 million of acquisition-related expenses during the quarter. There were several other notable accomplishments during the quarter. In June, Raymond James was named to the Fortune 500 list. During the quarter, we also extended the naming rights for Raymond James Stadium by 12 years through the 2027 season. Many of our associates and affiliated financial advisors also earned noteworthy accolades during the quarter, including: five advisors being named to the Barron’s list of 2016 Top Women Financial Advisors, six program managers within our Financial Institutions Division were named to Bank Investment Consultant’s list of Top 20 Program Managers, and advisor Darin Robert Shebesta and Raymond James Network for Women Advisors’ Michelle Lynch were named to InvestmentNews’ Top 40 under 40. Within Investment Banking, Raymond James was recognized with two honors by The M&A Advisor: Technology Deal of the Year for the over $250 million category as well as Corporate & Strategic Acquisition of the Year for the $100 million to $500 million category. Also, for the second year in a row, our restructuring team won Turnaround Deal of the Year from the Global M&A Network. As discussed earlier in this letter, our fiscal year-to-date results have been adversely impacted by elevated legal and regulatory expenses associated with historical AML deficiencies. Specifically, during the quarter, FINRA announced a $17 million fine and the state of Vermont announced a $6 million settlement ($4.5 million of which will be set aside for possible future claims by investors) that both essentially related to our past failure to establish and implement adequate AML procedures to properly detect and prevent suspicious activity. We take these responsibilities very seriously, and we have made significant progress in addressing the shortcomings in our AML policies and procedures, including hiring a new Chief AML Officer, hiring an additional 50 associates on the AML team and implementing a new technology platform called Mantas, which is also utilized by several of the largest banks. Given the increasingly intense regulatory environment, all firms in our industry, including Raymond James, will be required to substantially increase their ongoing investments in regulatory compliance and risk management. Fortunately, we have the scale and resources to utilize state-of-the-art industry best practices and tools. The outlook for the rest of the calendar year is uncertain. Presidential elections always breed angst, and there is certainly no reason to believe the upcoming election will be any different. Furthermore, the real implications of the “Brexit” vote to Europe and the rest of the world will take at least one or two years to unravel. Finally, the direct and indirect consequences of the unprecedented support from central banks across the globe are incalculable. While we would not be surprised by increased market volatility over the next year or two, we remain absolutely confident the United States is relatively well-positioned in these uncertain times, as disposable income and household wealth continue to recover gradually, the unemployment

JUNE 30, 2016 SEPTEMBER 30, 2015 Assets: Cash and cash equivalents $1,978,057 $2,601,006 Assets segregated pursuant to regulations and other segregated assets 3,668,989 2,905,324 Securities purchased under agreements to resell and other collateralized financings 444,812 474,144 Financial instruments, at fair value 2,279,224 2,051,577 Receivables 18,352,356 16,435,340 Property & equipment, net 294,994 255,875 Other assets 1,824,999 1,756,418 Total assets $28,843,431 $26,479,684 Liabilities and equity: Loans payable $1,759,329 $1,878,247 Payables 20,369,901 17,962,826 Trading instruments sold but not yet purchased, at fair value 285,299 287,993 Securities sold under agreements to repurchase 266,158 332,536 Other liabilities 1,168,614 1,231,984 Total liabilities $23,849,301 $21,693,586 Total equity attributable to Raymond James Financial, Inc. 4,747,459 4,522,031 Noncontrolling interests 246,671 264,067 Total equity $4,994,130 $4,786,098 Total liabilities and equity $28,843,431 $26,479,684 CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited – in 000s) RAYMOND JAMES FINANCIAL THIRD QUARTER REPORT 2016 Sincerely, Thomas A. James Paul C. Reilly Chairman CEO August 31, 2016 rate remains low, and the cost of financing for both businesses and consumers is attractive. If businesses deploy more of their capital into long-term growth investments instead of record levels of share repurchases, domestic GDP growth would be further supported. We sincerely appreciate your trust and ownership in Raymond James. We remain committed to generating superior long-term returns for our shareholders in any market environment by always putting clients first.

(1) Includes acquisition-related expenses incurred to date associated with our announced acquisitions. (2) The Other segment includes the results of our principal capital and private equity activities as well as certain corporate overhead costs of RJF, including the interest costs on our public debt, and the acquisition and integration costs associated with certain acquisitions (including expenses incurred to-date associated with our announced acquisitions). CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited – in 000s, Except per Share Amounts) CONSOLIDATED RESULTS BY SEGMENT (unaudited – in 000s) Revenues: Private Client Group $ 903,223 $ 894,727 $ 2,660,687 $ 2,617,604 Capital Markets 256,734 237,680 727,508 711,775 Asset Management 100,954 98,899 298,034 292,551 Raymond James Bank 132,747 107,244 376,785 315,590 Other (2) 17,170 28,890 31,442 56,462 Intersegment eliminations (24,135) (18,727) (65,319) (52,801) Total revenues $ 1,386,693 $ 1,348,713 $ 4,029,137 $ 3,941,181 Pre-tax income (loss) (excluding noncontrolling interests): Private Client Group $ 81,911 $ 86,363 $ 234,283 $ 254,527 Capital Markets 32,769 18,287 86,024 66,788 Asset Management 32,507 31,554 96,996 102,445 Raymond James Bank 88,930 78,008 239,929 213,628 Other (2) (38,352) (6,082) (93,011) (46,030) Pre-tax income (excluding noncontrolling interests) $ 197,765 $ 208,130 $ 564,221 $ 591,358 Three Months Ended Nine Months Ended June 30, 2016 June 30, 2015 June 30, 2016 June 30, 2015 Revenues: Securities commissions and fees $ 871,764 $ 874,606 $ 2,574,756 $ 2,568,829 Investment banking 72,714 76,988 198,971 228,766 Investment advisory and related administrative fees 96,156 96,235 288,574 286,012 Interest 163,810 137,147 467,848 403,669 Account and service fees 129,334 113,866 373,685 336,990 Net trading profit 29,795 16,216 66,379 42,157 Other 23,120 33,655 58,924 74,758 Total revenues 1,386,693 1,348,713 4,029,137 3,941,181 Interest expense (28,211) (27,724) (84,644) (81,954) Net revenues 1,358,482 1,320,989 3,944,493 3,859,227 Non-interest expenses: Compensation, commissions and benefits 908,899 901,342 2,663,254 2,621,830 Communications and information processing 71,717 69,267 212,337 196,014 Occupancy and equipment costs 40,825 40,269 123,505 121,100 Clearance and floor brokerage 10,214 9,648 30,727 32,734 Business development 36,488 40,127 112,529 119,607 Investment sub-advisory fees 15,030 15,293 43,866 44,535 Bank loan loss provision 3,452 (3,009) 26,991 10,293 Acquisition-related expenses 13,445 - 21,332 - Other 66,962 46,757 166,123 137,537 Total non-interest expenses 1,167,032 1,119,694 3,400,664 3,283,650 Income including noncontrolling interests and before provision for income taxes 191,450 201,295 543,829 575,577 Provision for income taxes 72,261 74,935 206,541 218,404 Net income including noncontrolling interests 119,189 126,360 337,288 357,173 Net loss attributable to noncontrolling interests (6,315) (6,835) (20,392) (15,781) Net income attributable to Raymond James Financial, Inc. $ 125,504 $ 133,195 $ 357,680 $ 372,954 Net income per common share – diluted $ 0.87 $ 0.91 $ 2.47 $ 2.55 Weighted-average common and common equivalent shares outstanding – diluted 143,952 146,493 144,618 145,870 (1) (1) International Headquarters: The Raymond James Financial Center 880 Carillon Parkway // St. Petersburg, FL 33716 800.248.8863 // raymondjames.com ©2016 Raymond James Financial Raymond James® is a registered trademark of Raymond James Financial, Inc. 15-Fin-Rep-0017 KM 9/16 Stock Traded: NEW YORK STOCK EXCHANGE Stock Symbol: RJF corporate profile Raymond James Financial, Inc., (NYSE: RJF) is a leading diversified financial services company providing private client, capital markets, asset management, banking and other services to individuals, corporations and municipalities. Its three principal wholly owned broker/dealers, Raymond James & Associates, Raymond James Financial Services and Raymond James Ltd., have approximately 6,800 financial advisors serving in excess of 2.8 million client accounts in more than 2,800 locations throughout the United States, Canada and overseas. Total client assets are approximately $535 billion. Public since 1983, the firm has been listed on the New York Stock Exchange since 1986 under the symbol RJF. Additional information is available at raymondjames.com. 2016 T H I R D Q U A R T E R CHANGE GROWTH OPPORTUNITY HEADWINDS REGULATION EXPLORATION UNPREDICTABILITY INVESTING WISELY LIVING WELL MOBILITY 2 1 6

International Headquarters: The Raymond James Financial Center 880 Carillon Parkway // St. Petersburg, FL 33716 800.248.8863 // RaymondJames.com ©2016 Raymond James Financial Raymond James® is a registered trademark of Raymond James Financial, Inc. 15-Fin-Rep-0015 KM 5/16 Stock Traded: NEW YORK STOCK EXCHANGE Stock Symbol: RJF corporate profile Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client, capital markets, asset management, banking and other services to individuals, corporations and municipalities. Its three principal wholly owned broker/dealers, Raymond James & Associates, Raymond James Financial Services and Raymond James Ltd., have approximately 6,700 financial advisors serving in excess of 2.8 million client accounts in more than 2,700 locations throughout the United States, Canada and overseas. Total client assets are approximately $514 billion. Public since 1983, the firm has been listed on the New York Stock Exchange since 1986 under the symbol RJF. Additional information is available at www.raymondjames.com.